UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

December 13, 2004

PINNACLE AIRLINES CORP.

(Exact Name of Registrant as Specified in Charter)

(State or other jurisdiction of incorporation or organization) Delaware	(Commission File Number) 001-31898	(I. R. S. Employer Identification No.) 03-0376558

(Address of principal executive offices)	(Zip Code)
1689 Nonconnah Blvd, Suite 111 Memphis, TN	38132

Registrant’s telephone number, including area code

(901) 348-4100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement
Item 8.01 Other Events
Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
INDEX TO EXHIBITS
Ex-99.1 Amendment No. 3 dated August 20, 2004
Ex-99.2 Amendment No. 4 dated December 13, 2004
Ex-99.3 Amendment No. 3 dated December 13, 2004

Item 1.01 Entry Into A Material Definitive Agreement

On August 20, 2004, Pinnacle Airlines Corp., Pinnacle Airlines, Inc. and Northwest Airlines, Inc. entered into Amendment No. 3 to the Airline Services Agreement by and among Pinnacle Airlines Corp., Pinnacle Airlines, Inc. and Northwest Airlines, Inc. The Airline Services Agreement was not modified materially by Amendment No. 3, which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On December 13, 2004, Pinnacle Airlines Corp., Pinnacle Airlines, Inc. and Northwest Airlines, Inc. entered into Amendment No. 4 to the Airline Services Agreement by and among Pinnacle Airlines Corp., Pinnacle Airlines, Inc. and Northwest Airlines, Inc. Among other things, Amendment No. 4 increased from 129 to 139 the number of Canadair Regional Jets that will be operated by Pinnacle Airlines, Inc. under the Airline Services Agreement. Also, Amendment No. 4 provided that Pinnacle Airlines, Inc. would pay $15.1 million to Northwest Airlines, Inc. in consideration for the agreements and covenants contained in the amendment. A copy of Amendment No. 4 is attached as Exhibit 99.2 to this Current Report on Form 8-K.

On December 13, 2004, Pinnacle Airlines, Inc., a wholly owned subsidiary of Pinnacle Airlines Corp., and Northwest Airlines, Inc. entered into Amendment No. 3 to the Revolving Credit Facility between Pinnacle Airlines, Inc. and Northwest Airlines, Inc. Among other things, Amendment No. 3 provided that Pinnacle Airlines Corp., in its role as guarantor, may obtain up to $5 million in advances from Pinnacle Airlines, Inc. to secure, or do business utilizing, a second airline operating certificate. Additionally, Amendment No. 3 decreased borrowings available to Pinnacle Airlines, Inc. under the Revolving Credit Facility from $50 million to $25 million. A copy of Amendment No. 3 is attached as Exhibit 99.3 to this Current Report on Form 8-K.

Item 8.01 Other Events

Pinnacle Airlines Corp. has scheduled the release of its financial results for the year ending December 31, 2004 to be on February 22, 2005.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits:

Exhibit Number	Description
99.1	Amendment No. 3 dated August 20, 2004 to the Airline Services Agreement by and among Pinnacle Airlines Corp., Pinnacle Airlines, Inc. and Northwest Airlines, Inc.

99.2	Amendment No. 4 dated December 13, 2004 to the Airline Services Agreement by and among Pinnacle Airlines Corp., Pinnacle Airlines, Inc. and Northwest Airlines, Inc.

99.3	Amendment No. 3 dated December 13, 2004 to the Revolving Credit Facility between Pinnacle Airlines, Inc. and Northwest Airlines, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PINNACLE AIRLINES CORP. (Registrant)
By:	/s/ Philip H. Trenary
Philip H. Trenary
President and Chief Executive Officer

December 16, 2004

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Amendment No. 3 dated August 20, 2004 to the Airline Services Agreement by and among Pinnacle Airlines Corp., Pinnacle Airlines, Inc. and Northwest Airlines, Inc.

99.2	Amendment No. 4 dated December 13, 2004 to the Airline Services Agreement by and among Pinnacle Airlines Corp., Pinnacle Airlines, Inc. and Northwest Airlines, Inc.

99.3	Amendment No. 3 dated December 13, 2004 to the Revolving Credit Facility between Pinnacle Airlines, Inc. and Northwest Airlines, Inc.